UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 23, 2008

FOUR RIVERS BIOENERGY INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-31091	980442163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRA Employer Identification No.)

P.O. Box 1056 Calvert City, Kentucky	42029
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(270) 282-0943

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On May 23, 2008, Four Rivers BioEnergy Inc. (“Company”), issued a press release announcing financial statement guidance and a proposed private placement for working capital and acquisition strategy.

The Company has determined that because of prevailing market conditions affecting the bio-energy sector present interesting opportunities to make selected acquisitions of existing plants and distribution facilities, it has decided to consider a business plan that includes selected target acquisitions to build value by a combination of (a) roll-up economies, (b) the application of new technologies and plant volume expansion, and (c) improved distribution logistics.  The Company will continue to develop its planned plant development in Kentucky.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

99.1

Press release dated May 23, 2008

99.2

Power point slides relating to expansion of business focus

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2008	FOUR RIVERS BIOENERGY INC. By: /s/ Martin Thorp Name: Martin Thorp Title: Chief Financial Officer